                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                March 23, 1999
            ------------------------------------------------------
               Date of Report (Date of earliest event reported)


             Imperial Credit Commercial Mortgage Investment Corp.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

         Maryland                       000-23089                     95-4648345
----------------------------          -------------               -------------------
(State or other jurisdiction            (Commission                  (IRS Employer
      of incorporation)                File Number)               Identification No.)

           11601 Wilshire Blvd., Suite 2080, Los Angeles, CA  90025
         -------------------------------------------------------------
          (Address of principal executive offices)         (Zip Code)


                                (310) 231-1280
                        -------------------------------
                        (Registrant's telephone number)
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Item 5.  Other Events.

     On March 23, 1999, Imperial Credit Commercial Mortgage Investment Corp. (the "Registrant") issued a press release reporting the declaration of a $0.30 dividend for the quarter ending March 31, 1999. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.


Item 7.  Exhibit

     Exhibit 99.1  Press release of the Registrant, dated March 23, 1999
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                                   SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


             IMPERIAL CREDIT COMMERCIAL MORTGAGE INVESTMENT CORP.


         By:                 /s/  MICHAEL MELTZER
               -----------------------------------------------------------
                   Michael Meltzer, Chief Financial Officer and Treasurer


Dated:  March 23, 1999
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                                 EXHIBIT INDEX

Exhibit
  No.                   Description
  ---          ---------------------------------

99.1         Press release of the Registrant dated March 23, 1999